                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - February 24, 1998



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)



       Pennsylvania                 1-7410               25-1233834
(State or other jurisdiction      (Commission          (I.R.S. Employer
     of incorporation)            File Number)        Identification No.)


                     One Mellon Bank Center
                        500 Grant Street
                   Pittsburgh, Pennsylvania                 15258
            (Address of principal executive offices)      (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000

                                 Not applicable
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed herewith and incorporated by reference into Registration Statement No. 33-62151 pertaining to certain debt securities of Mellon Financial Company and the related guarantees of the Registrant.

Exhibit  Description
Number

1.4 Underwriting Agreement dated as of February 24, 1998, between Mellon Financial Company (the "Company"), Mellon Bank Corporation (the "Corporation") and Goldman, Sachs & Co., ABN AMRO Chicago Corporation, BancAmerica Robertson Stephens, Bear, Stearns & Co. Inc., Chase Securities Inc., First Chicago Capital Markets, Inc., PaineWebber Incorporated and Prudential Securities Incorporated, as Underwriters, relating to the issuance and sale of $200,000,000 aggregate principal amount of the Company's 6% Senior Notes due March 1, 2004 and the related guarantees of the Corporation, together with the Mellon Financial Company Underwriting Agreement Standard Provisions (Debt) dated February 9, 1998.

4.6      Form of 6% Senior Notes due March 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION


Date:  March 2, 1998          By: /s/ STEVEN G. ELLIOTT
                                 --------------------------
                                  Steven G. Elliott
                                  Vice Chairman, Chief Financial Officer
                                  & Treasurer

                                 EXHIBIT INDEX


Number                           Description                    Method of Filing
1.4          Underwriting Agreement dated as of February 24,    Filed herewith
             1998
4.6          Form of 6% Senior Notes due March 1, 2004          Filed herewith
